Registration No. 33-11371
1940 Act File No. 811-4982
Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund • Heartland Value Plus Fund • Heartland Value Fund

Supplement Dated August 16, 2010 to

Statement of Additional Information Dated May 1, 2010

Change in Cash Liquidity Program

The Fund’s Board of Directors recently approved the use of a program offered by ReFlow Fund, LLC, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.

The “Portfolio Management Strategies” section beginning on page 31 of the Funds’ Statement of Additional Information (“SAI”) is hereby amended to include the following:

Cash Liquidation for Redemption

Each Fund may participate in a program with ReFlow Fund, LLC (“Reflow”), which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on a Fund. Pursuant to the program, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of the maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. When the Fund participates in the ReFlow program, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The current minimum fee rate is 0.15% of the value of the Fund’s shares purchased by ReFlow for the period of time that the shares remain outstanding. The Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow will purchase Institutional Class shares of the Fund and shares purchased by ReFlow through this program are not subject to the frequent trading limitation described in “Excessive Account Activity” under “Other Policies” in the Prospectus.  Heartland Advisors believes during periods of unusual redemption activity it can utilize this program to help stabilize the Fund’s net assets. A Fund is not required to participate in this program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.